UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 28, 2018

Date of Report (Date of earliest event reported)

HELIUS MEDICAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

WYOMING	001-38445	36-4787690
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

(Exact name of registrant as specified in charter)

642 Newtown Yardley Road, Suite 100

Newtown, Pennsylvania, 18940

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 944-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a12)
☐	Precommencement communications pursuant to Rule 14d2(b) under the Exchange Act (17 CFR 240.14d2(b))
☐	Precommencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☑

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 28, 2018, Helius Medical Technologies, Inc. (the “Company”) held its 2018 annual meeting of shareholders (the “Annual Meeting”). The shareholders considered five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 29, 2018.  Of the 23,312,291 shares of Class A Common Stock outstanding as of the record date, 14,730,401 shares, or 63.2%, were present or represented by proxy at the Annual Meeting.  Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1:  Election of seven directors of the Company to serve until the 2019 annual meeting of shareholders of the Company and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld
Philippe Deschamps	12,953,160	637,230
Dane C. Andreeff	13,560,927	29,463
Mitchell E. Tyler	13,121,569	468,821
Edward M. Straw	13,563,229	27,161
Blane Walter	12,947,693	642,697
Huaizheng Peng	13,589,090	1,300
Thomas E. Griffin	13,147,430	442,960

Broker Non-Votes: 1,140,011

All nominees were elected.

Proposal No. 2:  Ratification of the appointment of BDO USA, LLP as independent registered public accounting firm for the fiscal year ending December 31, 2018. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of Appointment of BDO USA, LLP	14,709,175	459	20,767

The appointment of BDO USA, LLP was ratified.

Proposal No. 3:  Approval of the reincorporation of the Company from the State of Wyoming to the State of Delaware. The votes were cast as follows:

	Votes For	Votes Against	Abstained	Broker Non-Votes
Approval of Reincorporation	12,890,066	692,769	7,555	1,140,011

The reincorporation of the Company was approved.

Proposal No. 4:  Ratification of the prior stock option grant to Joyce LaViscount, the Company’s Chief Financial Officer and Chief Operating Officer, to purchase 800,000 shares of common stock, on a pre-reverse stock split basis.  The votes were cast as follows:

	Votes For	Votes Against	Abstained	Broker Non-Votes
Ratification of Prior Option Grant	12,335,268	1,245,133	9,989	1,140,011

The option grant was ratified.

Proposal No. 5:  Approval of the 2018 Equity Incentive Plan.  The votes were cast as follows:

	Votes For	Votes Against	Broker Non-Votes
Ratification of Option Grant	12,240,545	1,349,445	1,140,011

In addition, votes cast in favor of the proposal represented 87.4% of the disinterested persons present in person of represented by proxy and entitled to vote on Proposal No. 5 (constituting a majority of such shares).  Accordingly, the 2018 Equity Incentive Plan was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Dated: July 5, 2018	By:	/s/ Joyce LaViscount
Joyce LaViscount, Chief Financial Officer

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